                                                                   EXHIBIT 10.20


[Logo]  AT&T


                        AT&T Contract Tariff Order Form
------------------------------------------------------------------------------------------------------------------------------------
Customer Name (Full Legal Name):
                                                  AT&T Corp.
        Law Office Information Systems, Inc.                                      ("AT&T")
------------------------------------------------------------------------------------------------------------------------------------
Customer Address:                                 AT&T Address:
105 North 28th Street
------------------------------------------------------------------------------------------------------------------------------------
                                                  55 Corporate Drive                                AT&T Contact Name:
                                                                                                    Rowland McKinney
------------------------------------------------------------------------------------------------------------------------------------
City              State          Zip Code         City              State         Zip Code          AT&T Contact Telephone Number:
Van Buren,        AR             72956            Bridgewater       NJ            08807             501 973-9458
------------------------------------------------------------------------------------------------------------------------------------


Customer hereby places an order for:
[_]  New AT&T Contract Tariff (attachment required)    [_] Existing AT&T Contract Tariff No. 10358-(attachment required)

Customer hereby agrees to the following term commitment:

TERM:          [_] 18 months      [_]  24 months     [X]  36 months



================================================================================

               Existing Pricing Plan Replacement/Discontinuance:
[_] Check here and identify below any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)
================================================================================

1. Services will be provided Contract Tariff ("CT") ordered hereunder, subject to the rates , terms and conditions in the CT as well as the AT&T tariffs (if any) referenced in the CT ("Applicable Tariffs"), as those under the Applicable Tariffs may be modified from time to time.

2. This Form (including its addenda, if any), the CT and the Applicable Tariffs constitute the entire agreement (collectively the "Agreement") between Customer and AT&T with respect to the services provided under the CT and supersede any and all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning such services or the rights and obligations relating to such services. In the event of any inconsistency between the terms of this Form (including its addenda, if any) and the CT or Applicable Tariffs, the terms of the Applicable Tariffs and CT shall prevail. In the event of any inconsistency between the terms of the CT and the Applicable Tariffs, the terms of the CT shall prevail. Except for changes to rates (to the extent permitted under the CT ) and changes to the Applicable Tariffs, no change, modification or waiver of any of the terms of this Agreement shall be binding unless reduced to writing and signed by authorized representatives of both parties and, to the extent required by law, filed with the FCC.

3. Except to the extent that federal law applies, the construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules.

4. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

5. As to new CTs, Customer may, as its sole remedy, cancel this order for the CT without liability before the CT becomes effective if, without Customer's consent: (a) AT&T fails to file the CT with the FCC within 30 days after the date this Form is signed by both parties; (b) the CT as filed is not consistent with the attached illustrative copy; or (c) the CT does not go into effect within 30 days after filing.

6. Orders for existing CTs will be accepted and implemented by AT&T only if the specified CT is available when ordered and Customer is eligible for the CT. The CUSTOMER'S Initial Service Date (CISD) referenced in the CT shall be one (1) calendar day after the execution of this Agreement, unless it is a weekend or holiday, in which event the CISD shall be the following business day.

7. Customer shall provide installation instructions and other information as required by AT&T.

--------------------------------------------------------------------------------
YOUR SIGNATURE ACKNOWLEDGES THAT YOU HAVE READ, UNDERSTAND AND AGREE TO THE PROVISIONS OF THIS AGREEMENT AND THAT YOU ARE DULY AUTHORIZED TO SIGN THIS AGREEMENT,
--------------------------------------------------------------------------------

Customer                                   AT&T Corp.
Full Legal Name: ______________________

By:  /s/ Kyle Parker                       By:  /s/ Yolanda Wilson
     ----------------------------------         --------------------------------
   (Authorized Customer Signature)            Authorized AT&T Signature)

Kyle Parker - CEO                          Yolanda Wilson, Contract Manager
                -----------------------    -------------------------------------
(Typed or Printed Name and Title)             (Typed or Printed Name and Title)

Date:  2/17/99                             Date:  4/6/99
       --------------------------------           ------------------------------

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10358
Adm. Rates and Tariffs                                       Original Title Page
Bridgewater, NJ 08807
Issued: September 21, 1998                        Effective:  September 22, 1998


                    ** All material on this page is new. **

                           CONTRACT TARIFF NO. 10358

                                  TITLE PAGE

This Contract Tariff applies to AT&T Private Line Services consisting of:
Domestic ACCUNET T1.5 Service Access Connections, M24-Multiplexing Office Functions, Domestic ACCUNET T45 Service Access Connections, Domestic 56/64 kbps ACCUNET Spectrum of Digital Services Access Connections, AT&T Terrestrial 1.544 Mbps Local Channels and associated Access Coordination Functions, AT&T Terrestrial 45 Mbps Local Channels and associated Access Coordination Functions and 56/64 kbps ACCUNET Generic Digital Access Local Channels and associated Access Coordination Functions for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10358
Adm. Rates and Tariffs                                           Original Page 1
Bridgewater, NJ 08807
Issued: September 21, 1998                         Effective: September 22, 1998


                    ** All material on this page is new. **

                           CONTRACT TARIFF No. 10358

                                  CHECK SHEET

The Title Page and Pages 1 through 6 inclusive of this tariff are effective as of the date shown.


                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
Check Sheet................................................................................ 1
List of Concurring, Connecting and Other Participating Carriers............................ 1
Explanation of Symbols - Coding of Tariff Revisions........................................ 1
Trademarks and Service Marks............................................................... 2
Explanation of Abbreviations............................................................... 2
Contract Summary........................................................................... 3


LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

Concurring Carriers - NONE

Connecting Carriers - NONE

Other Participating Carriers - NONE

EXPLANATION OF SYMBOLS - Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the. right margin of the page, The symbols and their meanings are:

     R  - to signify reduction.
     I  - to signify increase.
     C  - to signify changed regulation.
     T - to signify a change in text but no change in rate or regulation. S - to signify reissued matter.
     M  - to signify matter relocated without change.
     N  - to signify new rate or regulation.
     D  - to signify discontinued rate or regulation.
     Z  - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, c.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10358
Adm. Rates and Tariffs                                           Original Page 2
Bridgewater, NJ 08807
Issued: September 21, 1998                         Effective: September 22, 1998


                    ** All material on this page is new. **

TRADEMARKS AND SERVICE MARKS -The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.


                         Trademarks            Service Marks
                         ----------            -------------

                           None                   ACCUNET

EXPLANATION OF ABBREVIATIONS

Adm. - Administrator

IOCs- Inter Office Channels

kbps - kilobits per second

Mbps - Megabits per second

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10358
Adm. Rates and Tariffs                                           Original Page 3
Bridgewater, NJ 08807
Issued: September 21, 1998                         Effective: September 22, 1998


                    ** All material on this page is new. **

                           CONTRACT TARIFF No. 10358

1.   Services Provided:

     A.   AT&T Private Line Services (AT&T Tariff F.C.C. No. 9) consisting of:

          1.   Domestic ACCUNET T1.5 Service Access Connections
          2.   M-24 Multiplexing Office Functions
          3. Domestic 56/64 kbps ACCUNET Spectrum of Digital Services Access Connections (ASDS)
          4.   Domestic ACCUNET T45 Service Access Connections
          5.   M-28 Multiplexing Office Functions

     B.   AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11)

          1. AT&T Terrestrial 1.544 Mbps Local Channels and Access Coordination Functions
          2. 56/64 kbps ACCUNET Generic Digital Access Local Channels and Coordination Functions (GDA)
          3. AT&T Terrestrial 45 Mbps Local Channels and Access Coordination Functions

1.1. Initial Quantities - The Customer has 3 months from the Customer's Initial Service Date (CISD) to achieve the following Initial Quantities of AT&T Private Line and Local Channel Service components:

     A.   AT&T Private Line Services

1 ACCUNET T1.5 Service Access Connection or 1 56/64 kbps ACCUNET Spectrum of Digital Service Access Connection or 1 ACCUNET T45 Service Access Connection.

     B.   AT&T Local Channels and associated service components

1 AT&T Terrestrial 1.544 Mbps Local Channel Access Coordination Function or 1 ACCUNET Generic Digital Access Local Channel Access Coordination Function or 1 AT&T Terrestrial 45 Mbps Local Channel Access Coordination Function.

2. Contract Term; Renewal Options - The term of this Contract Tariff is 18, 24 or 36 months beginning with the CISD. No renewal option is available for this Contract Tariff.

3. Volume Commitments - The Minimum Monthly Volume Commitment (MMVC) for the AT&T Private Line and Local Channel Services provided under this Contract Tariff is a minimum of one Access Connection and one Access Coordination Function.

4.   Contract Price

     A.   AT&T Private Line and Local Channel Services

          1. The Contract Price for the AT&T Private Line and Local Channel. Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. Nos. 9 and 11, as amended from time to time.

Adm. Rates and Tariffs                                           Original Page 4
Bridgewater, NJ 08807
Issued: September 21, 1998                         Effective: September 22, 1998


5. Discounts - The following discounts are the only discounts for the Services Provided under this Contract Tariff. No other discounts apply. Unless modified below, the Base Discounts listed in this section are the same discounts as specified in the AT&T Tariffs referenced in Section 1., preceding, as amended from time to time.

     A.   AT&T Local Channel Services

          1. Based on the Contract Tariff term commitment, the Customer will receive one of the following discounts which will be applied to the AT&T Terrestrial 1.544 Mbps, Terrestrial 45 Mbps and 56/64 kbps GDA l Channels provided under this Contract Tariff when they are not used exclusively for AT&T Switched Services as specified in AT&T Tariff F.C.C. Nos. 1, 2, 4, or International Satellite Services as specified in AT&T Tariff F.C.C. No. 7, or AT&T Private Line Service IOCs as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time. These discounts do not apply to Terrestrial 1.544 Mbps Local Channels under an AVA and/or AVP.


 Contract Tariff        Monthly              Monthly              Monthly
      Term          1.5 Mbps Local    56/64 kbps GDA Local     45 Mbps Local
   Commitment      Channel Discount      Local Discount      Channel Discount
   ----------      ----------------      --------------      -----------------
   18 months              5%                   5%                    5%
   24 months             29%                  15%                   12%
   36 months             34%                  20%                   15%


6.   Classifications, Practices and Regulations

     A. Except as otherwise provided in this Contract Tariff, the rates 'and regulations that apply to the Services Provided specified in Section 1., preceding, are as set forth in the AT&T tariffs that are referenced in Section 1., preceding, as such tariffs are amended from time to time.


     B.   Promotions, Credits and Waivers

The Customer is ineligible for any promotions or credits for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in Section 1., preceding.

The following credits and waivers will be applied to the Customer's bill. If at the end of the Contract Tariff Term the Customer has not fully used any or ail of the waiver(s) specified in this Section, the residual value of any such waiver (s) will he set to zero and will not be applied to any other AT&T services.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10358
Adm. Rates and Tariffs                                           Original Page 5
Bridgewater, NJ 08807
Issued: September 21, 1998                         Effective: September 22, 1998


                    ** All material on this page is new. **


6.B.1. AT&T Private Line and Local Channel Services

  (a) AT&T will waive the nonrecurring Installation Charges as specified in AT&T Tariff F.C.C. Nos. 9 and 11, as amended from time to time, for the installation of new MSVPP-eligible 56/64 kbps ASDS, ACCUNET T45 and ACCUNET T1.5 Access Connections, ACCUNET T45 --28 and ACCUNET T1.5 --24 Multiplexing Office Functions, and associated 56/64 kbps GDA Local Channels and Access Coordination Functions, AT&T Terrestrial 1.544 Mbps Local provided: (1) the Access Connections, M-24 and M-28 Multiplexing Office Functions and Access Coordination Functions are associated directly with AT&T 56/64 kbps GDA Local Channel or AT&T Terrestrial 1.544 Mpbs Local Channel or AT&T Terrestrial 45 Mbps Local Channel Services not used exclusively for AT&T Switched Services as specified in AT&T Tariff F.C.C. Nos. 1, 2, 4, or International Satellite Services as specified in AT&T Tariff F.C.C. No. 7, or AT&T Private Line Service IOCs as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time; (2) are ordered and installed on or after the CISD and (3) remain in service for at least 12 months. Except for upgrades to higher speeds, if the Access Connections, M-24 and M-28 Multiplexing Office Functions, Local Channels and Access Coordination Functions are disconnected for any reason prior to the 12 months, the waived nonrecurring charges for the installation of the Access Connections, M-24 and M-28 Multiplexing Office Functions, Local Channels and Access Coordination Functions will be billed to the Customer at the time of disconnect. If a service component has not been in service for the minimum period of 12 months prior to the expiration of the Contract Tariff Term, the Customer may elect to be billed the waived nonrecurring charges at the end of the Contract Tariff Term or elect to continue the services in another AT&T Contract Tariff or include the services in either a new or existing term plan for AT&T Tariff F.C.C. Nos. 9 and 11, services applicable to Contract Tariffs.

  (b) AT&T will waive the discounted recurring charges for MSVPP-eligible ACCUNET T1.5 Service Access Connections, M-24 Multiplexing Office Functions, ACCUNET T45 Access Connections and 56/64 kbps ASDS Access Connections (excluding Access Connections to AT&T Switched Services) as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time and associated 56/64 kbps GDA, AT&T Terrestrial 45 Mbps and AT&T Terrestrial 1.544 Mbps Local Channel Access Coordination Functions as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time, provided: (1) the Access Connections, M-24 Multiplexing Office Functions and Access Coordination Functions are associated directly with AT&T 56/64 kbps GDA Local Channels or AT&T Terrestrial 45 Mbps Local Channels or AT&T Terrestrial 1.544 Mbps Local Channels not used exclusively for AT&T Switched Services as specified in AT&T Tariff F.C.C. Nos. 1, 2 and 4, or International Satellite Services as specified in AT&T Tariff F.C.C. No. 7, or AT&T Private Line Service IOCs as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time and (2) remain in service for at least 12 months. Except for upgrades to higher speeds and migration to an Access Value Plan, if a service component is disconnected for any reason prior to the 12 months, the waived recurring charges will be billed at the time of disconnect. If a service component has not been in service for the minimum period of 12 months prior to the expiration of the Contract Tariff Term, the Customer may elect to be billed the waived recurring charges at the end of the Contract Tariff Term, elect to continue the services in another AT&T Contract Tariff or include the services in either a new or existing term plan for AT&T Tariff F.C.C. Nos. 9 and 11 services applicable to Contract Tariffs.

C. Discontinuance - In lieu of any Discontinuance Without Liability provisions that are specified in the AT&T Tariffs referenced in Section 1., preceding, the following provisions shall apply.

The customer may discontinue this Contract Tariff prior to the end of the contract Tariff Term, provided that the Customer replaces this Contract Tariff with another AT&T Contract Tariff for AT&T F.C.C. Nos. 9 and 11 Services, with equal or greater volume or revenue commitments and term commitments.

D.  Availability - This Contract Tariff has been developed for Customers who:
(1) have received an offer for substantially similar services from another provider at an equal or lower price in which the nonrecurring installation charges have been waived; (2) will order this Contract Tariff only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer. This Contract Tariff is available to any similarly situated Customer who orders service within 270 days after the effective date of this Contract Tariff for initial installation of the Services Provided under this Contract Tariff within 60 days after the date ordered.

--------------------------------------------------------------------------------
                                                                     Page 1 of 4

                      CONTRACT TARIFF AUTHORITY TO QUOTE
[Logo]  AT&T                       CT10358
                       Discounted Access to Worldnet MIS

================================================================================


                        SECTION 1: GENERAL INFORMATION

--------------------------------------------------------------------------------

Marketing Objective:
-------------------

This CT is for purchasing access for use with AT&T WorldNet services (i.e. services other than Tariff 1, Tariff 2, Tariff 4, Tariff 7, Tariff 12, Tariff 16 and Tariff 9 IOC's). This offer waives the AC, M24 and ACF charges for T1.5 Local Channels, AC and ACF charges for T45 Local Channels and AC and ACF charges for 56/64 GDA Local Channels connected to AT&T WorldNet services. It also
                                                                      ----
provides recurring discounts on 56/64k GDA Local Channels, T1.5 Local Channels
------------------------------------------------------------------------------
and T45 Local Channels.
-----------------------

General:
-------
Deal Offer Manager Information: Steven Boyce, Strategic Pricing
---------------------------------------------------------------
Requester:  Rosemarie Egan    Requester Phone:
---------                     ---------------
Requester Org:  WorldNet MIS    Requester Fax:
-------------                   -------------


--------------------------------------------------------------------------------
Instructions to Account Team:
----------------------------

 .  Non-Disclosure: This offer requires a current Non-Disclosure Agreement to be
   --------------
   executed before presentation as per AT&T form AIS-3057. The following offer provides a platform for use in the negotiations by the account team. The initial offer to the customer should allow room to concede to the maximum price discounts authorized in this ATQ.

 .  Disclaimers: This offer is contingent upon the expressed understanding that
   -----------
   additional terms and conditions including, but not limited to billing, provisioning, maintenance, shortfall charges, termination liabilities, and minimum service requirements will apply to a Contract Tariff arrangement. Any changes, additions to or deletions of these products and services may result in a change to the rates and/or discounts quoted.

 .  Alterations: The prices described in this offer require successful
   -----------
   application and approval of a contract tariff with the appropriate regulating agencies and are subject to the regulations of the F.C.C. and/or P.U.C.

 .  Billing Effective Dates: Each service will be billed using their respective
   --------------
   vertical billers.

 .  Tariff filing: Maximum of 30 days from AT&T contract signature and
   --------------
   acceptance.

 .  Tariff Approval: Maximum of 1 day from filing (subject to F.C.C. review)
   --------------
Type of Offer:       SSA
-------------

Offer Expiration Date:                                          6/21/99
---------------------
     Revisions or extensions of ATQ must be authorized by the deal offer manager listed above.

Term                 Term (Months)     Renewal (Yes/No)       Extension Period
---                  -------------     ----------------       ----------------
 . DCS                18, 24 or 36             No                     N/A

--------------------------------------------------------------------------------
                                                                     Page 2 of 4

                      CONTRACT TARIFF AUTHORITY TO QUOTE
[Logo]  AT&T                       CT10358
                       Discounted Access to Worldnet MIS

================================================================================


                    SECTION 2: DCS SERVICE SPECIFIC MODULE

-----------------------------------------------------------
                   2.2 SERVICES PROVIDED
-----------------------------------------------------------
T9 Domestic ACCUNET T45 IOCs, mT1.5 IOCs and 56/64K IOCs
-----------------------------------------------------------
T9 Domestic ACCUNET T1.5 M24
-----------------------------------------------------------
T9 Domestic ACCUNET T45 aCs, T1.5 aCs and ASDS aCs
-----------------------------------------------------------
T11 Domestic T45 Mbps, T1.5 Mbps and GDA 56/64K GDA ACF
-----------------------------------------------------------
T11 Domestic T45 Mbps, T1.5 Mbps and GDA 56/64K GDA Local
Channel Service
-----------------------------------------------------------

--------------------------------------------------------------------------------
DCS BILLING: The effective billing date for DCS service components will be the Customer's Initial Service Date (CISD) unless otherwise negotiated.

--------------------------------------------------------------------------------
DCS COMMITMENTS:
---------------

None.  This is a circuit-specific, service component-specific CT.

--------------------------------------------------------------------------------

Revenue Shortfall Charges:
-------------------------

Not applicable.


DCS CONTRACT PRICE (e.g. Undiscounted Monthly Rate):
---------------------------------------------------
The AT&T regulations and rates for the services and term plans as specified in AT&T's Tariffs F.C.C. Nos. 9 and 11 as amended from time to time are applicable to this CT unless modified by this ATQ and filed in the Contract Tariff.

-------------------------------------------------------------------------------------------------------------------------
Term Commitment    56/64 Kbps GDA Local Channel   T1.5 Local Channel Discount %   T45 Local Channel Discount %
    (months)              Base Discount %
-------------------------------------------------------------------------------------------------------------------------
       18                      5%                              5%                             5%
-------------------------------------------------------------------------------------------------------------------------
       24                     15%                             29%                            12%
-------------------------------------------------------------------------------------------------------------------------
       36                     20%                             34%                            15%
-------------------------------------------------------------------------------------------------------------------------

DCS SUPPLEMENTAL DISCOUNTS (e.g., incremental discounts to BAT):
---------------------------------------------------------------
None.

DCS CREDITS:
-----------
None.


WAIVERS:
-------

Non-Recurring Charge Waivers:
----------------------------

Waive T9 and T11 non-recurring Installation charges for new 56/64 Kbps GDA AC and ACF, T1.5 M24, Access Connection and ACF, and T45 Access Connection and ACF MSVPP-eligible service components and associated new 56/64 Kbps GDA, T1.5 and T45 Local Channels, including function connections, subject to the following conditions:

1.   Service components must be associated exclusively with AT&T WorldNet MIS

2.   Service components must be ordered and installed on or after CISD.
                                                      ----------------

--------------------------------------------------------------------------------
                                                                     Page 3 of 4

                      CONTRACT TARIFF AUTHORITY TO QUOTE
[Logo]  AT&T                       CT10358
                       Discounted Access to Worldnet MIS

================================================================================


3. Customer must subscribe to the service components receiving waiver for at least 12 months. Excluding upgrades to higher speed services, if the Customer discontinues any of these service components prior to the 12 month period, the customer will be liable for the non-recurring charges that would otherwise have applied to the installation of these service components at time of discontinuance.

4. This waiver does not apply to non-recurring charges that are incurred for cancellation charges, overtime, rearrangements, and any other non-recurring charge not directly associated with the installation of service components or services not specified in the tariff.

Recurring Charge Waivers:
------------------------
Waiver of 56/64 Kbps GDA AC and ACF, T1.5 AC, M24 and T45 AC and ACF discounted recurring charges associated with new 56/64 Kbps GDA, T1.5 and T45 Local Channels subject to the following conditions:

1.   Service components must be associated exclusively with AT&T WorldNet MIS.

2. Customer must subscribe to the service components receiving waiver for at least 12 months. Excluding upgrades to higher speed services, if the Customer discontinues any of these service components prior to the 12 month period, the customer will be liable for the non-recurring charges that would otherwise have applied to the installation of these service components at time of discontinuance.

--------------------------------------------------------------------------------
DCS PROMOTIONS:
--------------
The customer is EXCLUDED from using other generally available promotions for Private Line and Local Channel Services in lieu of waivers and/or credits in this Contract Tariff.

--------------------------------------------------------------------------------
DCS MONITORING CONDITIONS:
-------------------------
Minimum service retention period must be met per service component.


                      SECTION 3: DEAL INFORMATION SECTION

--------------------------------------------------------------------------------
AVAILABILITY REQUIREMENTS:
-------------------------

1. Access purchased outside of this CT is only for use with AT&T Services Other Than Tariff 1, Tariff 2, and Tariff 9 IOC's, i.e. AT&T WorldNet MIS.

2. Customer can order a minimum of one 56 Kpbs GDA Local Channel and/or T1.5 and/or T45 Local Channel per this contract tariff.

3. This Contract Tariff Offer has been developed for Customers that have received an offer from another carrier that offered to provide services comparable in nature and quantity to the Initial Service Quantities provided under this Contract at prices that are equal to or lower than prices offered by AT&T .

4.   This Offer Cannot be combined with any Contract Tariffs.
     -------------------------------------------------------

5. Customer must sign a contract for AT&T Worldnet Services concurrent with this Contract tariff or have an existing agreement in place on CISD.

-------------------------------------------------------------------------------
Availability Window: 270 days (September 22, 1998 - June 21, 1999)
-------------------------------------------------------------------------------

DISCONTINUANCE WITHOUT LIABILITY:
--------------------------------

--------------------------------------------------------------------------------
                                                                     Page 4 of 4

                      CONTRACT TARIFF AUTHORITY TO QUOTE
[Logo]  AT&T                       CT10358
                       Discounted Access to Worldnet MIS

================================================================================

The customer may terminate this contract in its entirety prior to the end of the term, if the customer enters into a replacement Contract Tariff for AT&T Tariff 9 and 11 services applicable to Contract Tariffs, with an equal or greater term commitment and a greater volume and/or revenue commitment. AT&T will confirm that the customer is in compliance with their current Contract Tariff and whether any penalties or repayment of credits are applicable before migration to a new Contract Tariff is authorized.


                        SECTION 4: ATQ APPROVAL SECTION


 CONCURRED BY: _______________________________________

             DATE:         8/4/98
                   -----------------------------------